UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.____)

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[_]  Soliciting Material Pursuant to §240.14a-12

First Hartford Corporation
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(Name of Registrant as Specified In Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST HARTFORD CORPORATION

P.O. Box 1270

149 Colonial Road

Manchester, CT 06045-1270

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, NOVEMBER 10, 2009

We will hold the 2009 annual meeting of shareholders (the “Annual Meeting”) of First Hartford Corporation, a Maine corporation (the “Company”), at the Hartford Club – 46 Prospect Street, Hartford, CT on Tuesday, November 10, 2009 at 10:00 a.m. local time.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

1.      The election of three directors nominated to serve on the Company’s Board of Directors.

2.      The conduct of other business if properly raised before the Annual Meeting or any adjournments thereof.

The Board of Directors of the Company believes that the election of the director nominees being submitted to the shareholders is in the best interests of the Company and its shareholders and urges you to vote “FOR ALL” of the director nominees.

The Board of Directors has fixed the close of business on October 9, 2009 as the record date for the Annual Meeting.  Only shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

All shareholders are invited to attend the Annual Meeting.  Whether or not you contemplate attending the Annual Meeting, we suggest that you promptly mark, sign and return the enclosed proxy in the accompanying envelope.  In the event that you attend the Annual Meeting, you may vote in person, even if you have returned a proxy.  You may also revoke the proxy that you have submitted at any time before it is exercised by delivering a properly executed, later-dated proxy or a written revocation of your proxy to the Secretary of the Company at any time before the proxies are voted at the Annual Meeting.

Your vote is important.  To vote your shares, please sign, date and complete the enclosed proxy and promptly mail it to the Company in the enclosed return envelope.

September 23, 2009	By Order of the Board of Directors,
Neil H. Ellis
Chairman and President

PROXY STATEMENT

TO THE EXTENT THAT INFORMATION INCLUDED IN THIS PROXY STATEMENT CONFLICTS WITH INFORMATION INCLUDED IN PART III OF THE COMPANY’S FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2009, THE DISCLOSURES MADE IN THIS PROXY STATEMENT SUPERSEDE THE DISCLOSURES MADE IN PART III OF THE COMPANY’S FORM 10-K FOR SUCH YEAR.

This proxy statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of First Hartford Corporation for use at the 2009 annual meeting of shareholders of First Hartford Corporation (the “Annual Meeting”) or any adjournments thereof.  This proxy statement, and the accompanying Notice of Annual Meeting and proxy card, are first being mailed to shareholders of record on or about October 9, 2009.  References in this proxy statement to the “Company,” “First Hartford,” “we,” “us,” and “our” refer to First Hartford Corporation.

First Hartford is a Maine corporation founded in 1909.  First Hartford engages in the purchase, development, ownership, management and sale of real estate.

QUESTIONS AND ANSWERS

Questions and answers about these proxy materials and the Annual Meeting are as follows:

Question:	Where and when will the Annual Meeting be held?

Answer:

We will hold the Annual Meeting on Tuesday, November 10, 2009, at 10:00 a.m., local time, at the Hartford Club – 46 Prospect Street, Hartford, CT for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Question:	On what proposals am I being asked to vote?

Answer:	1.	The election of three directors, Neil H. Ellis, Stuart I. Greenwald and David B. Harding, nominated to serve on the Company's Board of Directors; and

	2.	The conduct of other business if properly raised before the Annual Meeting or any adjournments thereof.

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Question:	How will my proxy be voted?

Answer:

Shares of our common stock represented by properly executed proxies received in time for the Annual Meeting, unless previously revoked, will be voted at the Annual Meeting as specified by the shareholders on the proxies.  If a proxy is returned without voting instructions on a particular matter, the shares represented will be voted “FOR ALL” of the director nominees.

Question:	Once I send in my proxy, how do I revoke it and change my vote?

Answer:	If you give a proxy, you have the power to revoke it at any time before it is voted. You can do so in one of three ways:
First, you can send a written notice to our Secretary at the address given below stating that you would like to revoke your proxy.
Second, you can complete a new proxy card and send it to our Secretary at the address given below stating that you would like to revoke your earlier proxy.
Third, you can attend the Annual Meeting and vote in person.

You should send any written notice or new proxy card to Stuart I. Greenwald, Secretary, First Hartford Corporation, P.O. Box 1270, 149 Colonial Road, Manchester, Connecticut 06045-1270.  You may request a new proxy card by calling Mr. Greenwald at (860) 646-6555.

Question:	Which shareholders will be entitled to receive notice of and vote at the Annual Meeting? What constitutes a quorum for purposes of conducting business at the Annual Meeting?

Answer:

Only shareholders of record at the close of business on October 9, 2009 will be entitled to receive notice of and vote at the Annual Meeting.  As of the record date, 3,028,165 shares of common stock of the Company were issued and outstanding.  Each share of Company common stock is entitled to one vote on each matter on which holders of Company common stock are entitled to vote.

Question:	What constitutes a quorum for purposes of conducting business at the Annual Meeting?

Answer:

A majority of the outstanding shares of Company common stock entitled to vote must be represented in person or by proxy at the Annual Meeting in order for a quorum to be present.  An abstention and a broker non-vote both count toward the establishment of a quorum.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.

Question:	What vote is required to approve the matters to be acted upon at the Annual Meeting?

Answer:	A director will be elected by the affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election at the Annual Meeting.

Question:	What will be the effect of abstentions and broker non-votes have on the vote on the matters to be acted upon at the Annual Meeting?

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Answer:	Abstentions and broker non-votes will have no effect on the election of directors.

Question:	Who will solicit proxies for the Annual Meeting and who will bear the cost of such solicitation?

Answer:

The Board of Directors may solicit proxies, the form of which is enclosed, for the Annual Meeting.  The cost of any solicitation will be borne by the Company.  Our officers, directors or regular employees may communicate with shareholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting proxies but will receive no additional compensation for such solicitations.  We and our authorized agents will request brokers or other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by these persons and will reimburse their reasonable out-of-pocket expenses in forwarding the material.

Question:	Will a copy of this year’s Annual Report be sent to me?

Answer:	Copies of our Annual Report on Form 10-K for the fiscal year ended April 30, 2009 are being delivered to shareholders together with this proxy statement.

Question:	Does the Company expect representation of its independent registered public accounting firm to be present and available to answer questions at the Annual Meeting?

Answer:

Representatives of our auditors, CCR LLP are not expected to be present at our Annual Meeting and thus will not have an opportunity to make a statement there.  The Company believes that CCR LLP’s presence is not required as they are expected to be available to respond to appropriate questions submitted in writing to Mr. Greenwald prior to or at the Annual Meeting.

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ITEM 1 - ELECTION OF DIRECTORS

It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to vote the shares represented by such proxy “FOR ALL” of the director nominees listed below to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified.

The number of nominees was determined by the Board of Directors pursuant to the Company’s Bylaws.  The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before this year’s Annual Meeting.  If, for any reason, any nominees for director is unable or unavailable to serve or for good cause will not serve, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced.

Certain information regarding each nominee is set forth in the table and text below.  The number of shares, if any, beneficially owned by each nominee is listed below under “Security Ownership of Certain Beneficial Owners and Management.”

DIRECTORS AND EXECUTIVE OFFICERS

The following tables set forth:  (i) the names and ages of the nominees for election to director; (ii) the other positions and offices presently held by such persons with the Company; (iii) the period during which such persons have served on the Board of Directors of the Company; (iv) the expiration of each director’s term as director; and (v) the principal occupations and employment of the persons.  Additional biographical information for each person follows the tables.  Each nominee has consented to being named in this proxy statement as a nominee for election as director and has agreed to serve if elected.  There are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominee was or is to be selected as such.

Nominees for Election at 2009 Annual Meeting

Name	Age	Position	Expiration of Term	Period of Board Service	Period of Service as Executive Officer
Neil H. Ellis	81	Chairman and President	2009	1966 - Present	1968 - Present
Stuart I. Greenwald	67	Treasurer and Secretary	2009	1980 - Present	1978 - Present
David B. Harding	64	Vice President	2009	1998 - Present	1992 - Present

Directors

Set forth below are the names of and certain biographical information regarding the directors of the Company.

Neil H. Ellis has been President of First Hartford since 1968 and Chairman of First Hartford since 1966.  Mr. Ellis also serves as President and a director of Green Manor Corporation, a holding company owned by Mr. Ellis and his wife, and as a Vice President of Journal Publishing Company, Inc., a corporation that publishes a newspaper in New England, which is owned by Green Manor Corporation.  Mr. Ellis also serves as a director of the Gerald P. Murphy Cancer Foundation and a trustee of the Jonathan G. Ellis Leukemia Foundation.  Mr. Ellis has been a member of the Board of Directors since 1966.

Stuart I. Greenwald has been Treasurer of First Hartford since 1978 and also holds the position of Secretary.  Mr. Greenwald has been a member of the Board of Directors since 1980.

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David B. Harding has been a Vice President of First Hartford since 1992.  Mr. Harding was the President of Richmond Realty, LLC, a real estate management company owned by Mr. Harding and his wife from January 1996 to January 2003.  In the past, Richmond Realty managed certain properties of First Hartford, but is no longer in business.  Mr. Harding has been a member of the Board of Directors since 1998.

Recommendation and Vote Required

A director will be elected by the affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election at the Annual Meeting, whether in person or by proxy.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board Composition and Committee Memberships

The Board of Directors is composed of Neil H. Ellis, Stuart I. Greenwald and David B. Harding.  There are no standing committees of the Board of Directors; the Board of Directors in its entirety performs such functions as would otherwise be performed by an audit committee, compensation committee and nominating and corporate governance committee.

Director Independence

The Board of Directors has determined that none of the director nominees, each of whom currently serves on the Board, are either “independent” within the meaning of The NASDAQ Stock Market (“Nasdaq”) independence standards or for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Meetings of the Board of Directors

Our Board of Directors convened two times during the fiscal year ended April 30, 2009.  No director attended fewer than 100% of the meetings of the Board.  Additionally, the three directors attended our Annual Meeting of Shareholders.

The Board of Directors does not have a standing audit, compensation or nominating and corporate governance committee, or committees performing similar functions.  The Board of Directors does not believe a standing nominating and corporate governance committee is necessary since the full Board of Directors currently participates in the consideration of director nominees.  The Board of Directors does not have a charter with respect to the duties it fulfills in its nominating capacity.  Messrs. Ellis, Greenwald and Harding are members of our management and Mr. Ellis has various business relationships with First Hartford described under “Certain Relationships and Related Transactions”  on page 8.

Selection of Director Candidates

The Board of Directors will give consideration to director candidates recommended by shareholders in accordance with the procedures described under “Shareholder Proposals” on page 14.  When considering nominations for membership on the Board, whether submitted by shareholders or otherwise, the Board of Directors will seek to identify persons who have the highest capabilities, judgment and ethical standards and who have an understanding of our business.

Shareholder Communications with our Board of Directors

The Board of Directors has implemented a process by which shareholders may communicate with our Board of Directors.  Shareholders may communicate with any of our directors by writing to them c/o First Hartford Corporation, P.O. Box 1270, 149 Colonial Road, Manchester, Connecticut 06045-1270.

Audit Committee

The Company does not have an audit committee or an audit committee charter; accordingly, the entire Board of Directors performs the functions described in the audit committee report set forth below.  Mr. Ellis, Mr. Greenwald, and Mr. Harding are members of our management, and Mr. Ellis has various business relationships with First Hartford described under “Certain Relationships and Related Transactions” on page 8.  Thus, none of the members of the Board of Directors meet the criteria for independence established by Nasdaq or other self-regulatory organizations.  The Company does not otherwise meet the eligibility requirements for listing on Nasdaq or other self-regulatory organizations.

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The Board has not determined whether any member of the Board of Directors qualifies as an “audit committee financial expert”, as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.

Audit Committee Report

The Board of Directors has:

(a)	reviewed and discussed our audited financial statements;

(b)	discussed with our independent auditors the matters required to be discussed by SAS 114 (Codification of Statements on Auditing Standards, AU §380); and

(c)

received the written disclosures and the letter from our auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed the independence of our auditors with our independent auditors.

Based on the review and discussions described above, the Board of Directors approved the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended April 30, 2009.

The Board of Directors

Neil H. Ellis (Chairman)
Stuart I. Greenwald
David B. Harding

Compensation Committee

The Company does not have a separately designated compensation committee or a compensation committee charter because it feels that, in a company of its size, it is most appropriate for the full Board to serve this function.  Each member of the Board was a named executive officer of the Company during the fiscal year ended April 30, 2009.  From time to time the Board has engaged a compensation consultant to advise it with regard to compensation matters.  No compensation consultant was engaged by the Board in connection with compensation matters for the fiscal year ended April 30, 2009.

Compensation Committee Interlocks and Insider Participation

Because the Company has no compensation committee, the entire Board of Directors performs the functions that would otherwise be performed by a compensation committee.  The members of the Board are Messrs. Ellis, Greenwald and Harding, each of whom was an officer of the Company during the fiscal year ended April 30, 2009.  During such fiscal year, Mr. Ellis (who served as our Chairman and President), Mr. Greenwald (who served as our Treasurer and Secretary) and Mr. Harding (who served as our Vice President) each participated in the Company's deliberations regarding executive compensation.  Mr. Ellis is the President and a director of Green Manor Corporation and has various business relationships with First Hartford described under “Certain Relationships and Related Transactions” on page 8.

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Certain Relationships and Related Transactions

(a)                 Parkade Center Inc. (a wholly owned subsidiary of First Hartford Corporation) has a .0199% interest in Hartford Lubbock Parkade LP, a partnership, which owns a shopping center in Lubbock, Texas. Lubbock Parkade Inc., a wholly owned subsidiary of Journal Publishing Inc. owns .9801% of the Partnership. Journal Publishing Inc. is owned by Neil Ellis, the president and chairman of First Hartford Corporation, and his wife Elizabeth. First Hartford Realty Corporation manages the property and receives a 4% management fee, which is the industry norm for such services.

For the year ended April 30, 2009, Parkade Center Inc. and First Hartford Realty Corporation were paid the following:

Management Fee (at 4%)	$57,993
Miscellaneous Service	23,739

For the year ended April 30, 2009, Parkade Center Inc. received distributions of $3,104 and Lubbock Parkade Inc. received distributions in that period of $152,940 from Hartford Lubbock Parkade LP.

Principal Accountant Fees and Services

Set forth below is a summary of the fees paid for the fiscal year ended April 30, 2009 and 2008 respectively to First Hartford’s principal accounting firm, CCR LLP:

Type of Service	2009	2008
Audit Fees (1)	$104,000	$112,000
Audit-Related Fees (2)	24,000	26,265
Tax Fees	-0-	-0-
All Other Fees (3)	6,353	2,131
Total	$134,353	$140,396

(1)           Comprised of the audit of the Company’s annual financial statements and reviews of the Company’s quarterly financial statements, as well as consents to Securities and Exchange Commission (“SEC”) filings.

(2)           Comprised of fees associated with consulting on financial reporting issues.  Includes an aggregate of $24,000 and $23,000 in audit fees paid to CCR for audits of unconsolidated subsidiaries of the Company for the fiscal years ended April 30, 2009 and 2008, respectively.  Also includes $3,265 in accounting research fees paid to CCR for the fiscal year ended April 30, 2008.

(3)           “All Other Fees” includes $6,353 and $2,131 paid to CCR for the years ended April 30, 2009 and 2008 respectively, for assistance provided to the Company by CCR in connection with the Company’s compliance with the internal control requirements of the Sarbanes–Oxley Act and other SEC matters.

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Audit Committee Pre-Approval Procedures

Because the Company has no separately designated audit committee, the functions of an audit committee are performed by the entire Board of Directors.  The Board has not adopted a formal policy, but follows a standard practice, concerning the pre-approval of audit and non-audit services to be provided by the Company’s independent registered public accounting firm.  The practice requires that all services to be performed by the Company’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Board of Directors.  The Company’s independent registered public accounting firm submits an engagement letter to the Board outlining the services it proposes to perform, and the letter is signed and agreed to by Messrs. Ellis and Greenwald.  At subsequent Board of Directors meetings, the Board of Directors may receive updates on services being provided by the independent registered public accounting firm.  Since May 6, 2003, the effective date of the SEC rule applicable to services being provided by the independent accountants, each new engagement of the Company’s independent registered public accounting firm was approved in advance by the Board of Directors.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen-sation	Non-qualified Deferred Compen-sation Earnings	All Other Compen-sation	Total

Neil H. Ellis Director and President (CEO)	2009	$251,053	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$251,053
	2008	$250,000	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$250,000
Stuart I. Greenwald Director, Treasurer and Secretary	2009	$150,000	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$150,000
	2008	$150,000	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$150,000
David B. Harding Director and Vice President	2009	$176,053	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$176,053
	2008	$175,000	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$- 0 -	$175,000

STOCK OPTIONS

The Company has a stock option plan which was approved and ratified by the shareholders of the Company. The Company does not have a formal schedule for issuing options. In the last 25 years, the Company awarded an aggregate of 250,000 options in increments of 50,000 options each to five long term employees; such options were awarded in February 2004. Mr. Harding and Mr. Greenwald were among in these employees. The options fully vested in February of 2006 and expire February 11, 2014. These options have never been repriced.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
	Option Awards					Stock Awards
Name	Number of Securities Under-lying Un-exercised Options (#) Exercis-able	Number of Securities Under-lying Unexer-cised Options (#) Unex-ercisable	Equity Incentive Plan Awards: Number of Securities Underly-ing Unexer-cised Unearned Options (#)	Option Exercise Price ($)	Option Expira-tion Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Stuart I Greenwald	50,000	0	0	1.10	2/11/14	0	0	0	0
David B. Harding	50,000	0	0	1.10	2/11/14	0	0	0	0
Other employees	150,000	0	0	1.10	2/11/14	0	0	0	0

BENEFITS AND PERQUISITES

Medical

All employees, including the named executive officers, working over 30 hours a week are entitled to Company paid for medical insurance of which the employee pays, family $50 a week, employee and spouse $35 a week and employee $20 a week.

Mr. Ellis has opted out of the Company plan and is covered by Medicare.

Disability

All employees, including the named executive officers, are covered up to 60% of wages up to $6,000 monthly.

Management Employees, as defined by the Company, and including executive officers, will be paid for all sick time up to three months unless extended by the Board of Directors.  In the event that it is extended beyond six months, the Company will pay the difference between full pay and Long Term Disability.

Life Insurance

Each employee of First Hartford, including the named executive officers, is eligible to receive life insurance that, in the event of such employee’s death, will provide proceeds of two times the annual salary of each employee until such employee reaches the age of 70.  At the age of 70, the amount of life insurance proceeds each employee is entitled to receive upon his or her death is equal to one times such employee’s annual salary.

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Automobiles

To assist management of the Company in carrying out its responsibilities and to improve job performance, the Company provides all of its named executive officers with automobiles.  The Company cannot specifically or precisely ascertain the amount of personal benefit, if any, derived by those officers from such automobiles.  However, after reasonable inquiry, the Company has concluded that the amount of any such personal benefit is immaterial and does not in any event exceed $10,000 to any officer.  No provision has therefore been made for any such benefit.

GRANT OF PLAN-BASED AWARDS DURING THE  FISCAL YEAR ENDED APRIL 30, 2009

None of the Company’s named executive officers received a grant of plan-based compensation during the 2009 fiscal year ended April 30, 2009.

OPTION EXERCISES AND STOCK VESTED FOR THE FISCAL YEAR ENDED APRIL 30, 2009

No outstanding stock option awards were exercised by the Company’s named executive officers during the 2008 fiscal year ended April 30, 2009.  None of the Company’s named executive officers has any other outstanding unvested stock award.

PENSION BENEFITS FOR THE FISCAL YEAR ENDED APRIL 30, 2009

The Company previously maintained a defined benefit pension plan. The pension plan was frozen in January 1986 and was taken over by the Pension Benefit Guaranty Corporation (the “PBGC”) in January 1994.  In January 1997, the Company came to settlement terms with the PBGC and the Department of Labor concerning the pension plan.  Pursuant to the settlement, the Company gave the PBGC a 10-year note of approximately $670,000 (6% interest payable quarterly), which was guaranteed by a bond of an insurance company.  Mr. Ellis waived any and all benefits under the pension plan in the settlement with the PBGC and personally guaranteed the bond.  Subsequent to April 30, 2005, the Company paid its note to the PBGC.  Since September 1, 2007, Mr. Greenwald is entitled to and has received from the PBGC monthly payments of $550 under the pension plan. Mr. Harding did not participate in the Company’s former pension plan.

NONQUALIFIED DEFERRED COMPENSATION

FOR THE FISCAL YEAR ENDED APRIL 30, 2009

The Company does not provide any of the named executive officers with the right to participate in a plan that provides for deferred compensation on a basis that is not tax-qualified.

Each employee of First Hartford may participate in the First Hartford IRA, a tax-qualified defined contribution plan, pursuant to which First Hartford will match up to 3% of each employee’s annual salary.  Mr. Ellis has never participated in this plan.  None of the named Executive Officers has received any Company matching contributions for the fiscal years ended April 30, 2009 and 2008, as reflected in the “All Other Compensation” column of the Summary Compensation Table above.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

                The Company does not have employment agreements with any of our named executive officers and does not maintain a severance policy or arrangement that provides for payments to any named executive officer in the event of a termination of employment or a change in control of the Company.  As a result, none of our named executive officers would have been entitled to any payments or other benefits if a termination or change in control event had occurred on the last business day of the Company’s fiscal year ended April 30, 2009.

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DIRECTOR COMPENSATION

The Company’s Board of Directors is comprised of Neil H. Ellis, Stuart I. Greenwald, and David B. Harding, each of whom also is a named executive officer of the Company.  No separate fees are paid to directors for serving on the Board of Directors, and during the fiscal year ended April 30, 2009, directors did not receive any compensation for their service in such capacity.  The compensation received by Messrs. Ellis, Greenwald, and Harding for their service as employees of the Company during the fiscal year ended April 30, 2009 is shown in the Summary Compensation Table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of Company common stock as of October 9, 2009, the record date, by each director nominee, by the Company’s named executive officers, by all directors and executive officers as a group, and by any individual or group owning more than 5% of Company common stock.  Except as set forth in the table below, the Company knows of no person or group that beneficially owns 5% or more of the Company common stock.  Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares of Company common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Stock (2)

Neil H. Ellis (3)	1,332,687 (4)	40.6%

Richard Kaplan 2345 Washington St. Newton, MA 02462	591,254 (5)	18.05%

John Filippelli 85 Pawling Lake Pawling, NY 12564	276,906 (6)	8.4%

Joel Lehrer P.O. Box 825 Keyport, NJ 07735	192,837 (7)	5.9%

Stuart I. Greenwald (3)	50,000	1.52%

David B. Harding (3)	50,000	1.52%

All directors and executive officers as a group (3 persons)	1,432,687 (8)	43.7%

____________________

(1)    The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial interest” set forth in SEC regulations and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as the individual, as well as other securities as to which the individual has or shares voting or investment power.  Beneficial ownership may be disclaimed as to some of the shares.  A person is also deemed to beneficially own shares of Company common stock which such person does not own but has a right to acquire presently or within sixty days after October 9, 2009.

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(2)     Percent of class calculation based on 3,028,165 shares outstanding as of October 9, 2009, the record date, plus, solely in the case of persons who own exercisable options, the shares which may be obtained upon the exercise of such options.

(3)     All correspondence to Messrs. Ellis, Greenwald and Harding may be sent care of the Company to its principal executive office at P.O. Box 1270, 149 Colonial Road, Manchester, Connecticut 06045-1270.

(4)     Includes:  416,483 shares of Company common stock owned by Green Manor Corporation, a corporation that is wholly owned by Mr. and Mrs. Ellis; 17,693 shares of Company common stock owned beneficially and of record by Mr. Ellis’ wife; and 53,412 shares of Company common stock held as Trustee of a Trust for Mr. Ellis’ daughters with respect to which Mr. Ellis disclaims beneficial ownership.  Excludes 14,250 shares of Company common stock held as Trustee for the Jonathan G. Ellis Leukemia Foundation (a charitable foundation).

(5)     Based on a Schedule 13D/A jointly filed by Richard Kaplan and David Kaplan with the SEC on September 26, 2005.  Includes 445,535 shares of Company common stock over which both Richard Kaplan and David Kaplan share dispositive power.

(6)     Based on a Schedule 13G/A jointly filed by John Filippelli and Barbara K. Filippelli with the SEC on January 12, 2009.  Includes 179,668 shares of Company common stock over which Mr. Filippelli and Ms. Filippelli share dispositive power.

(7)     Based on a Schedule 13G filed by Joel Lehrer with the SEC on February 4, 2009.

(8)     Includes options to purchase 50,000 shares of Company common stock held by each of Messrs. Greenwald and Harding, all of which are currently exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                Section 16(a) of the Exchange Act requires First Hartford’s directors and executive officers, and persons who own more than 10% of a registered class of First Hartford’s equity securities, to file with the SEC initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of First Hartford’s equity securities on Forms 4 or 5.  The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish First Hartford with copies of all reports filed with the Commission pursuant to Section 16(a) of the Exchange Act.  Based solely upon written representations of First Hartford’s directors and executive officers that no forms were required to be filed and an examination of any forms that were filed, First Hartford believes that during the fiscal year ended April 30, 2009, all directors, executive officers and 10% of shareholders of First Hartford have filed with the Commission on a timely basis all reports to be filed under Section 16(a) of the Exchange Act.

CERTAIN LEGAL PROCEEDINGS

Richard E. Kaplan, a shareholder of the Company, filed a civil action against the Company and Neil H. Ellis in the United States District Court for the District of Maine on September 15, 2005.  Kaplan v. First Hartford Corporation and Neil Ellis, No. 05-144-(DBH).  Mr. Kaplan is a nephew of Mr. Ellis.

Mr. Kaplan alleged that the Company, at the direction and control of Mr. Ellis, acted and continues to act in ways that are illegal, oppressive and fraudulent.  The core of the allegations appears to maintain that Mr. Kaplan has been oppressed because of alleged self-dealing and/or usurpation of Company opportunities by Mr. Ellis for his personal benefit.

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The lawsuit seeks relief in equity pursuant to Maine statutes 13-C M.R.S.A. Sections 1430, 1431 (3) and 1433 or alternatively per 13-C M.R.S.A. Sections 1430 and 1434.  The relief sought several possible remedies including recovery of unspecified damages for alleged wrong doing, purchase of the plaintiff shares (or other shareholders wanting to sell) for an unspecified “fair value”, the rescission of certain unspecified transactions between the Company and Mr. Ellis and related entities or the liquidation of the Company.  The complaint also sought to have a receiver appointed to run the Company pending the outcome of the litigation.

A trial on the merits occurred on November 6th and 7th of 2006 and a "Findings of Fact And Conclusions of Law" (the "Findings") dated April 2, 2007 (Kaplan v. First Hartford Corp., 2007 U.S. Dist. LEXIS 24826) was rendered by the Court.

The Findings found in favor of the Company and Mr. Ellis on all counts (i.e. fraud, illegality, corporate misapplication or waste) excepting the count of oppression in which it found in favor of the Plaintiff and against both the Company and Mr. Ellis.

Until the remedy phase is concluded, the Company has been advised (by counsel) that the Findings do not constitute a final judgment from which an immediate appeal might be taken.  The Company will continue to explore its options (including possible appeal) at the appropriate time.

As a result of the Findings, the possible available remedies include, but are not necessarily limited to, a buy-out of the Plaintiff's holdings for a "fair value" figure (to be determined by the Court) and possible dissolution of the Company.  By order of the Court dated May 21, 2007, the Court denied the Company's request to remove dissolution as a possible remedy.

A hearing on “fair value” was held on July 24 and 25, 2008. On March 20, 2009, the United States District Court- District of Maine issued a finding of Fact and Conclusions of Law Part 2: Valuations. The Court determined that as of September 15, 2005 (the Fair Value Date) Mr. Kaplan shares (591,254) were valued at $4.87 a share but did not determine terms of payment.   The Court has appointed a Special Master to recommend terms (report due by September 15, 2009).  An obligation to redeem in the amount of $2,900,000 has been recorded in the Company's Consolidated Financial Statement as of April 30, 2009.

SHAREHOLDER PROPOSALS

Shareholders who intend to present a proposal for action at next year’s Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not later than June 25, 2010, together with a copy of the proposal, for such proposal to be included in our proxy statement relating to such meeting.  Shareholders who wish to present a proposal at next year’s Annual Meeting of Shareholders, but do not wish to have the proposal included in the proxy statement for the meeting, must give notice of the proposal to the Secretary of First Hartford no later than September 9, 2010 in order for the notice to be considered timely under Rule 14a-4(c) of the Exchange Act, which provides that the proxies may have discretionary authority to vote against such a proposal submitted after such date without making any disclosure in the 2010 proxy statement.

If the Company changes the date of its 2010 annual meeting to a date more than 30 days from the date of the 2009 Annual Meeting, then the deadline for submission of shareholder proposals will be changed to a reasonable time before the Company begins to print and send its proxy materials.  If the Company changes the date of its 2010 annual meeting in a manner that alters the deadline, the Company will so state under Part II, Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change, or will notify its shareholders by another reasonable method.

OTHER MATTERS

The Board is not aware of any other matters that may come before the Annual Meeting.  However, in the event such other matters come before the Annual Meeting, the persons named on the white proxy card will have the discretion to vote on those matters using their best judgment.

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Shareholders are urged to mark, sign and date the enclosed proxy, which is solicited on behalf of the Board, and return it in the enclosed envelope.

By Order of the Board of Directors,
Neil H. Ellis
Chairman and President

A copy of the Annual Report to shareholders for the fiscal year ended April 30, 2009 accompanies this proxy statement.  The Annual Report is a combined report with the Company’s Annual Report on Form 10-K (without exhibits) for the fiscal year ended April 30, 2009 filed with the SEC.  The Company will provide copies of the exhibits to the Form 10-K upon receipt of a request addressed to the Corporate Secretary, First Hartford Corporation, P.O. Box 1270, 149 Colonial Road, Manchester, Connecticut 06045-1270 upon payment of a reasonable fee. 15